CALAMOS INVESTMENT TRUST

Supplement dated June 30, 2021 to the

CALAMOS® Timpani Small Cap Growth Fund—Class C Shares

Prospectus and the Statement of Additional Information,

each dated June 25, 2021

Effective immediately, the following is added to the “Fund Facts” section of the Prospectus, immediately following the section entitled “Excessive Trading Policies and Procedures” on page 27:

Interfund Lending

The SEC has granted an exemptive order to the Funds permitting the Funds to participate in an interfund lending facility whereby participating Funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “InterFund Program”).  A description of the Funds’ policies and procedures in connection with the InterFund Program is available in the statement of additional information and on the Funds’ website. www.calamos.com.

Effective immediately, the following is added to the end of the “Investment Practices” section of the Statement of Additional Information on page 24:

INTERFUND LENDING

The SEC has granted an exemptive order to the Funds permitting the Funds to participate in an interfund lending facility whereby participating Funds may directly lend to and borrow money from each other (an “Interfund Loan”) for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “InterFund Program”).

The Inter-Fund Program is subject to a number of conditions, including, among other things, that each Fund may, to the extent permitted by its investment objective, strategies, and policies, (1) lend uninvested cash to other Calamos Funds in an amount up to 15% of its current net assets at the time of the loan (including lending up to 5% of its net assets to any single Calamos Fund) and (2) borrow money from other Calamos Funds provided that immediately after the borrowing total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restrictions or non-fundamental policies. Each Fund may borrow through the InterFund Program on an unsecured basis (i.e., without posting collateral) if its aggregate outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of the Fund’s total assets. However, if the Fund’s aggregate outstanding borrowings from all sources immediately after the interfund borrowing exceed 10% of the Fund’s total assets, the Fund may borrow through the InterFund Program on a secured basis only. Each Fund also is required to secure an InterFund Loan on an equal priority basis and with at least an equivalent percentage of collateral to loan value if it has outstanding secured borrowings from other sources, including but not limited to another Calamos Fund, at the time the loan is requested.

Any loan made through the InterFund Program is expected to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The duration of an InterFund Loan will be limited to the time required to receive payment for securities sold, but in no event more than seven days.

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In addition, each InterFund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the exemptive order, and related compliance procedures adopted by the board of trustees and implemented by the Adviser are designed to minimize the risks associated with interfund lending for both the borrowing Funds and the lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an InterFund Loan were not available from another Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

Each Fund may lend or borrow money in an amount of up to 33 1/3% of the Fund’s total assets to meet short-term needs, such as in connection with redemptions. Each Fund incurs interest and other expenses when it borrows money. Borrowing creates leverage, which may increase expenses and increase the impact of the Fund’s other risks. The use of leverage may exaggerate any increase or decrease in a Fund’s net asset value causing the Fund to be more volatile than a fund that does not borrow.

Effective immediately, Daniel Dufresne is added as Vice President of Calamos Investment Trust.  The section titled “Management—Officers” in the Statement of Additional Information is hereby amended to include the following information about the new officer:

Name and Year of Birth	Position(s) with Trust	Principal Occupation(s)
Daniel Dufresne (1974)	Vice President (since June 30, 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since April 2021); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

Effective immediately, the fourth paragraph on page 36 of the Statement of Additional Information shall be deleted and replaced with the following:

Calamos Advisors is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC. As of December 31, 2020, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by Calamos Partners LLC (“CPL”) and John P. Calamos, Sr. CAM was owned by John P. Calamos, Sr. and John S. Koudounis, and CPL was owned by John S. Koudounis and Calamos Family Partners, Inc. (“CFP”). CFP was beneficially owned by members of the Calamos family, including John P. Calamos, Sr. In addition, Mr. Koudounis has the option to purchase a controlling interest in CPL upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of CAM and CILLC. John P. Calamos, Sr., is an affiliated person of the Funds and Calamos Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos Advisors. John S. Koudounis, Robert F. Behan, Thomas E. Herman, J. Christopher Jackson, Stephen Atkins, and Daniel Dufresne are affiliated persons of the Funds and Calamos Advisors by virtue of their positions as Vice President; Vice President; Vice President and Chief Financial Officer; Vice President and Secretary; Treasurer; and Vice President of the Trust; respectively, and as President and Chief Executive Officer; Executive Vice President and Chief Distribution Officer; Executive Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; Senior Vice President and Head of Fund Administration; and Executive Vice President and Chief Operating Officer of Calamos Advisors, respectively.

Please retain this supplement for future reference.

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